GATEWAY FUND

LOOMIS SAYLES STRATEGIC INCOME FUND

NATIXIS DIVERSIFIED PORTFOLIOS

NATIXIS EQUITY FUNDS

NATIXIS INCOME FUNDS

WESTPEAK 130/30 GROWTH FUND

Supplement dated March 3, 2008 to the Loomis Sayles Strategic Income Fund Class A, B and C Prospectus, Natixis Equity Funds Class A, B and C Prospectus, Natixis Equity Funds Class Y Prospectus, Natixis Income Funds Class Y Prospectus, each dated February 1, 2008; and to the Natixis Equity Funds Class A, B and C Prospectus, Natixis Equity Funds Class Y Prospectus and Natixis Diversified Portfolios Prospectus, each dated May 1, 2007; Westpeak 130/30 Growth Fund Class A, B and C Prospectus dated August 1, 2007; Gateway Fund Class A and C Prospectus, Gateway Fund Class Y Prospectus, each dated November 21, 2007, each as may be revised and supplemented from time to time.

HANSBERGER INTERNATIONAL FUND ONLY

Effective immediately, Robert Mazuelos no longer serves as co-portfolio manager of the international value segment of Hansberger International Fund. All references to Mr. Mazuelos are removed.

Ronald Holt and Lauretta Reeves continue to serve as co-portfolio managers of the international value segment of Hansberger International Fund.

ALL FUNDS

Effective March 3, 2008, the following paragraph is added immediately following the last paragraph of the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

SP365-0308

NATIXIS INCOME AND TAX-FREE INCOME FUNDS

Supplement dated March 3, 2008 to the Natixis Income and Tax-Free Income Funds Class A, B and C

Prospectus dated February 1, 2008 as may be revised and supplemented from time to time.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND AND LOOMIS SAYLES

MUNICIPAL INCOME FUND ONLY

On February 29, 2008, the Board of Trustees of Natixis Funds Trust II, on behalf of its series Loomis Sayles Massachusetts Tax Free Income Fund and Loomis Sayles Funds Trust II, on behalf of its series Loomis Sayles Municipal Income Fund, (each a “Fund”, together the “Funds”) upon the recommendation of Loomis Sayles & Company, L.P. (“Loomis Sayles”), adviser to the Funds, approved plans to liquidate the Funds, such liquidations to take place on or about June 13, 2008 (the “Liquidation Date”). Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds on any such redemption will be the net asset value of the relevant Fund’s shares after dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, each Fund may make one or more distributions of income and/or net capital gains prior to the Liquidation Date. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held their Fund shares. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds pursuant to the procedures set forth under “Selling Shares” in the Funds’ Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “Exchanging Shares” in the Funds’ Prospectus. Class A and Class B shares may be exchanged, subject to minimum investment requirements, for shares of the same Class of any other Natixis Fund that offers such shares. For federal income tax purposes, an exchange of a Fund’s shares for shares of another Natixis Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax advisor for more information on his or her own situation.

Absent an instruction to the contrary prior to the Liquidation Date, for shares of the Funds held, using a Natixis Funds’ prototype document, in individual retirement accounts, in custodial accounts under a SEP, SARSEP, or 403(b) plan, or in certain other retirement accounts, Natixis Distributors will exchange any shares remaining in the Funds on the Liquidation Date into the Money Market Fund.

Effective at the close of business on March 14, 2008, Natixis Distributors, L.P. (“Natixis Distributors”), the distributor of the Funds, will no longer accept new investments in the Funds. Effective at the close of business on April 11, 2008, Natixis Distributors will no longer accept additional investments in the Funds from current shareholders of the Funds which include additional investments through automatic or systematic investment plans.

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ALL FUNDS

Effective March 3, 2008, the following paragraph is added immediately following the last paragraph of the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

SP366-0308